UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a Current Report on a Form 8-K dated January 7, 2010 (the “January 7, 2010 Form 8-K”), Floridian Financial Group, Inc. (the “Company”) disclosed that the Company’s current Executive Vice President and Chief Financial Officer, John D. Waters, had announced his retirement from the Company effective on April 30, 2010. As part of the planned succession, Michael V. Kearney, previously an Executive Vice President of the Company, has been appointed the Company’s Chief Financial Officer effective Apri1 30, 2010. Mr. Kearney’s biographical information, compensation, and other arrangements entered into in connection with his appointment were previously reported in the January 7, 2010 Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Floridian Financial Group, Inc. (the “Company”) was held on April 29, 2010. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted upon at this Annual Meeting.

1.	The following directors were elected for a term as specified below. The number of votes cast were as follows:

Term to expire at the 2013 Annual Meeting and until their successors are elected and qualified	For	Withheld	Abstentions	Broker Non-Votes
William F. Crider	3,337,046	66,835	-	-
Truman E. (Roy) Gailey, Jr.	3,329,046	74,835	-	-
Jennings L. Hurt, III	3,337,046	66,835	-	-

Term to expire at the 2011 Annual Meeting and until their successors are elected and qualified	For	Withheld	Abstentions	Broker Non-Votes
Blaine Staed Lansberry	3,332,046	71,835	-	-
John D. Waters	3,328,128	75,753	-	-

2.

A resolution that the shareholders ratify the action of the Audit Committee in selecting and appointing McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was submitted to, and voted upon by, the shareholders. The number of votes cast were as follows:

For	Against	Abstentions	Broker Non-Votes
3,368,087	9,249	26,545	-

The resolution, having received the affirmative vote of the holders of at least a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting, was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date:	April 30, 2010	By:	/s/ Michael V. Kearney
Michael V. Kearney,
Executive Vice President and Chief Financial Officer